Exhibit 10.1

NCP-EIGHT LIQUIDATING TRUST AGREEMENT

THIS AGREEMENT is made and entered into effective this 9th day of May, 2016 (the “Effective Date”) by and among NORTHLAND COMMUNICATIONS CORPORATION, as general partner of NORTHLAND CABLE PROPERTIES EIGHT LIMITED PARTNERSHIP (“NCP-Eight”), a Washington limited partnership, and as agent for the Limited Partners of NCP-Eight (Northland Communications Corporation and NCP-Eight are referred to collectively as “Trustor”), and NORTHLAND EIGHT LIQUIDATING TRUSTEE LLC (“the Trustee”).

1.     Transfer of Property. Effective as of the Effective Date, Trustors absolutely and irrevocably transfers, delivers, releases, assigns and conveys to the Trustee, to be held in trust for the benefit of the Beneficiaries, all of NCP-Eight’s right, title, and interest in, to and under, all of its assets as described in the Assignment Agreement, attached hereto and incorporated herein as Exhibit A (the “Assets”), for the uses and purposes stated herein. Subject to the terms and provisions of this Agreement, the Assets, together with other property that may be added to the trust created herein, shall be held, managed and distributed by the Trustee as herein provided. This trust shall be known as the NCP-Eight Liquidating Trust (the “Trust”). The purpose of the Trust shall be to hold and administer for the benefit of the beneficiaries the amounts owing to the beneficiaries in accordance in that certain Proxy Statement by NCP-Eight filed effective February 19, 2016 (the “Proxy Statement”).

2.     Identification of Beneficiaries. The beneficiaries of the Trust (each a "Beneficiary") are Northland Communications Corporation, as general partner of NCP-Eight, and the limited partners of NCP-Eight. No certificates shall be issued evidencing the Beneficiaries’ interest in the Trust.

3.     Allocation of Property. The Trustee shall allocate the property described in Article l, and the income and expenses of the Trust, among the Beneficiaries in proportion to their respective ownership interests in NCP-Eight.

4.     Distribution of Principal and Income. The Trustee may distribute to each Beneficiary such portion or all of such Beneficiary's share of the principal and income of the Trust at such time and in such manner as the Trustee shall determine, until the termination of the Trust. If commercially practicable, the Trustee shall distribute to the Beneficiaries any income from investments, net of any expenses of the Trust.

5.     Distribution of Principal and Termination of Trust. To the extent not distributed sooner, the entire balance of the Trust shall be distributed to the Beneficiaries no later than December 31, 2019.

6.     Limitations on Transfer of Interests of Beneficiaries.

(a) THE BENEFICIAL INTEREST OF A BENEFICIARY MAY NOT BE TRANSFERRED; PROVIDED, HOWEVER, THAT THE BENEFICIAL INTERESTS SHALL BE ASSIGNABLE OR TRANSFERABLE BY WILL, INTESTATE SUCCESSION, OR OPERATION OF LAW AND THAT THE EXECUTOR OR ADMINISTRATOR OF THE ESTATE OF A BENEFICIARY MAY MORTGAGE, PLEDGE, GRANT A SECURITY INTEREST IN, HYPOTHECATE OR OTHERWISE ENCUMBER, THE BENEFICIAL INTEREST HELD BY THE ESTATE OF SUCH BENEFICIARY IF NECESSARY IN ORDER TO BORROW MONEY TO PAY ESTATE, SUCCESSION OR INHERITANCE TAXES OR THE EXPENSES OF ADMINISTERING THE ESTATE OF THE BENEFICIARY, UPON WRITTEN NOTICE TO, AND WRITTEN CONSENT OF, THE TRUSTEE, WHICH CONSENT MAY NOT BE UNREASONABLY WITHHELD

7.     Purpose of Trust. The purpose of the Trust is solely to hold and invest temporarily the proceeds attributable to Trustors from the liquidation of NCP-Eight, and to make payment of any claims and/or contingent liabilities arising from the business formerly conducted by NCP-Eight. The Trust is not intended to continue or engage in the conduct of the business formerly conducted by NCP-Eight.

8.     Successor Trustee. In the event the Trustee should die, resign or otherwise become incapable of serving hereunder, a Successor Trustee shall be appointed by the Board of Directors of Northland Communications Corporation.

9.     Spendthrift Provision. Neither the income nor the principal of the trusts created hereunder, nor any portion thereof, shall be alienable by any Beneficiary, either by assignment or by any other method, and the same shall not be subject to be taken by the creditors of any such Beneficiary by any process whatsoever.

10.     Trustee's Powers. In addition to the rights, powers and authority incident to the office or required in or convenient to the Trust otherwise vested in or impliedly conferred on the Trustee, and in addition to any powers otherwise provided herein, the Trustee shall have all of the rights, powers and authority with respect to the Trust created hereunder provided under Washington law.

10.1     Without limiting the generality of the foregoing, the Trustee is expressly authorized to:

(a)     Determine what is principal or income, which authority shall specifically include the right to make any adjustments between principal and income for premiums, discounts, depreciation or depletion,

(b)     To hold and retain in the same form as received any and all property transferred to the Trustee for administration hereunder (and additions thereto), even though such property may not be of a nature or character authorized under the laws of the State of Washington or of any other state or jurisdiction for trust investments, or be unsecured, unproductive, underproductive, overprotective or be of a wasting nature, or be inconsistent with the usual concepts of diversification of trust assets,

(c)     Liquidate any Assets and distribute the proceeds thereof to the Limited Partners in accordance with the terms herein,

(d)     Abandon and/or destroy Assets that the Trustee deems, in its sole and exclusive discretion, to be of no material value, including books, records, and personal property,

(e)     Rely with acquittance on advice of counsel on questions of law, and,

(f)     Employ persons to advise or assist the Trustee in the performance of his duties, and to pay reasonable compensation therefore.

10.2     Notwithstanding the foregoing, the Trustee is expressly prohibited from:

(a)     Investing Assets except in demand and time deposits in banks, or temporary investments such as short-term certificates of deposit or Treasury bills,

(b)     Receiving any transfer of any listed or unlisted stocks or securities, any general or limited partnership interest, or any operating assets of a going business, and,

(c)     Receiving or retaining cash in excess of a reasonable amount to meet costs of winding-up, claims and contingent liabilities.

11.     Accounting. The Trustee shall file income tax returns for the Trust as a grantor trust pursuant to Section 1.671-4(a) of the Income Tax Regulations.

12.     Limitations of Liability. No Trustee shall be liable except for the performance of such duties and obligations as are specifically set forth in this Agreement and no implied covenants or obligations shall be read into this Agreement against such Trustee. No Trustee shall be liable for any reasonable error of judgment made in good faith in the performance of this Agreement. Notwithstanding anything to the contrary in this Agreement, no Trustee shall be subject to any personal liability whatsoever in tort, contract, or otherwise, to any Beneficiary or any other Person in the performance of this Agreement by such Trustee, except for gross negligence, fraud or willful misconduct knowingly and intentionally committed in bad faith. In addition to the foregoing:

(a) No Trustee shall be liable to the Beneficiaries for the acts or omissions of an agent, employee, advisor or manager of the Trust appointed or employed by the Trustee hereunder, unless such acts or omissions are grossly negligent, fraudulent, or constitute willful misconduct knowingly and intentionally committed in bad faith, and such Trustee specifically directs the act of such Person, delegates the authority to such Person to act where such Trustee was under a duty not to delegate, does not use reasonable prudence in the selection or retention of such Person, does not periodically review such person’s overall performance and compliance with the terms of such delegation, conceals the act or omission of such Person, or neglects to take reasonable steps to redress any wrong committed by such Person when such Trustee is aware of such Person’s act or omission,

(b) Except as otherwise provided in this Section and in the absence of bad faith on the part of a Trustee, a Trustee may consult with legal counsel, auditors or other experts to be selected by it, and conclusively rely without liability, as to the truth of the statements and the correctness of the advice expressed by such experts, upon any certificates or advice furnished to such Trustee and conforming to the requirements of this Agreement, and,

(c) In addition to any limitation on the Trustee’s liability set forth in this Agreement or pursuant to applicable law, no Trustee shall be liable with respect to any action taken or omitted to be taken by such Trustee in good faith in accordance with the terms and conditions of this Agreement and at the direction of Beneficiaries holding aggregate beneficial interests equal to at least one half of the total beneficial interests of all Beneficiaries relating to the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any right or power conferred upon the Trustee under this Agreement.

13.     Indemnification. Each Trustee and person appointed or employed by the Trustee and the directors, officers, employees and agents of each such Person (each an “Indemnified Person” and collectively the “Indemnified Persons”), shall be indemnified out of the Assets against all liabilities and expenses, including but not limited to amounts paid in satisfaction of judgments, in settlement (if such settlement is approved in advance by the Trustee, which approval shall not be unreasonably withheld), as fines and penalties, and attorney’s fees and costs, actually and reasonably incurred by the Indemnified Person as follows:

(a) If an Indemnified Person is or was a party or is threatened to be made a party to any threatened, pending or completed action or proceeding, whether civil, criminal, administrative or investigative (other than an action by or in the right of the Trust, Trustee or any Beneficiary to procure a judgment in its favor) by reason of the fact that the Indemnified Person is or was the Trustee or a director, officer, employee or agent of the Trustee, or by reason of any action or inaction on the part of an Indemnified Person while being or having been such a Trustee, employee or agent including, without limitation, any alleged breach of duty, neglect, error, misstatement, misleading statement, omission or act of any such Trustee or Indemnified Person in such capacity (and in the case of any director, officer, employee, or agent of any such person, by reason of any such person exercising or failing to exercise any right or power hereunder); provided that the Indemnified Person shall not be entitled to such indemnification with respect to any matter as to which the Indemnified Person shall have been finally adjudicated to have acted with gross negligence, fraud or willful misconduct knowingly and intentionally committed in bad faith.

(b) If an Indemnified Person was or is a party or is threatened to be made a party to any threatened, pending or completed action or proceeding by or in the right of the Trust or any Beneficiary to procure a judgment in its favor by reason of the fact that the Indemnified Person is or was the Trustee or a director, officer, employee or agent of the Trustee, or by reason of any action or inaction on the part of Indemnified Person, except that no indemnification shall be made (i) in respect of any claim, issue or matter as to which an Indemnified Person shall have been finally adjudicated to be liable to the Trust or any Beneficiary in the performance of such Indemnified Person’s duty to the Trust and its Beneficiaries, unless and only to the extent that the court in which such action or proceeding is or was pending shall determine upon application that, in view of all the circumstances of the case, the Indemnified Person is fairly and reasonably entitled to indemnity for expenses and then only to the extent that the court shall determine, (ii) of amounts paid in settling or otherwise disposing of a pending action without court approval or (iii) of expenses incurred in defending a pending action which is settled or otherwise disposed of without court approval.

(c) The rights accruing to any Indemnified Person under these provisions shall not exclude any other right to which the Indemnified Person may be lawfully entitled; provided that no Indemnified Person may satisfy any right of indemnity or reimbursement granted herein, or to which the Indemnified Person may be otherwise entitled, except out of the Assets. The Trustee may make advance payments in connection with indemnification under this Section, provided that the Indemnified Person shall have given a written undertaking to repay any amount advanced to the Indemnified Person and to reimburse the Trust only if, and to the extent that, it shall ultimately be determined that the Indemnified Person is not entitled to be indemnified as authorized herein. The advances to be made hereunder shall be paid by the Trustee to the Indemnified Person within 20 days after delivery of a written request therefor by the Indemnified Person to the Trustee. Nothing contained herein shall restrict the right of the Trustee to indemnify or reimburse such Indemnified Person in any proper case, even though not specifically provided for herein, nor shall anything contained herein restrict the right of any such Indemnified Person to contribution under applicable law.

14.     Bonds. Even if required by law, no bond shall be required of the original Trustee hereunder; if a bond is required by law and such requirement cannot be waived, no surety or security with respect to such bond shall be required. All costs of any such bond shall be borne by the Trust.

15.     Governing Law. The validity and construction of any provision of this trust agreement shall be governed by the internal laws of the State of Washington, and this trust shall be deemed to have its status in the State of Washington.

16.     Instruments of Further Assurance. Trustors shall deliver to the Trustee all instruments, agreements, documents and certificates as the Trustee may require evidencing such absolute and irrevocable assignment, conveyance and transfer of the Assets.

17.     Beneficiaries Have No Rights or Privileges as Members of the Trustee. Except as expressly provided in this Agreement or under applicable law, the Beneficiaries shall have no rights or privileges attributable to their former status as Limited Partners of NCP-Eight.

18.     Severability. In the event any provision of this Agreement or the application thereof to any person or circumstances shall be finally determined by a court of proper jurisdiction to be invalid or unenforceable to any extent, the remainder of this Agreement, or the application of such provision to persons or circumstances other than those as to which it is held invalid or unenforceable, shall not be affected thereby, and each provision of this Agreement shall be valid and enforced to the fullest extent permitted by law.

19.     Notices. Any notice or other communication by the Trustee to any Beneficiary shall be deemed to have been sufficiently given, for all purposes, if mailed by first-class mail, postage prepaid, addressed to such person at his address as shown in the records of the Trust, or by such other means as authorized in writing by such Trustee or Beneficiary.

[The remainder of this page is intentionally left blank.]

DATED this 9th day of May 2016.

TRUSTORS:

NORTHLAND COMMUNICATIONS CORPORATION,
as general partner for the Limited Partners of
NORTHLAND CABLE PROPERTIES EIGHT LIMITED PARTNERSHIP

By:	/s/ Gary S. Jones
Gary S. Jones
Its:	President

TRUSTEE:

NORTHLAND COMMUNICATIONS CORPORATION,
as Managing Member of
NORTHLAND EIGHT LIQUIDATING TRUSTEE, LLC

By:	/s/ Gary S. Jones
Gary S. Jones
Its:	President

Exhibit A to

NCP-EIGHT LIQUIDATING TRUST AGREEMENT

ASSIGNMENT AGREEMENT

This Assignment Agreement is Exhibit A to that certain NCP-Eight Liquidating Trust Agreement dated effective May 9, 2016. For good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, NORTHLAND CABLE PROPERTIES EIGHT LIMITED PARTNERSHIP, a Washington limited partnership (“Assignor”), does hereby transfer and assign to the NORTHLAND EIGHT LIQUIDATING TRUSTEE, LLC (“Assignee”), to place into trust and handle in accordance with that certain NCP-Eight Liquidating Trust Agreement dated effective May 9, 2016, by and between Assignor and Assignee, all right, title, and interest of Assignor in and to those certain assets listed in Exhibit A.

[The remainder of this page is intentionally left blank.]

EXECUTED as of May 9, 2016.

NORTHLAND CABLE PROPERTIES EIGHT LIMITED PARTNERSHIP

By:	Northland Communications Corporation
Its:	Managing General Partner

	By:	/S/ Gary S. Jones
Gary S. Jones,
	Its:	President

Exhibit A to

ASSIGNMENT AGREEMENT

This is Exhibit A to that certain Assignment Agreement by and between Northland Cable Properties Eight Limited Partnership and Northland Eight Liquidating Trustee, LLC.

All right, title an interest in all assets of Assignor, now existing or in the future, tangible and intangible, wherever existing and by whomever held, including but not limited to the following:

1)     All of Trustor’s right title and interest in and to the following Escrow Holdback account:

●	U.S. Bank National Association;

2)     All of Trustor’s right title and interest in and to the following operating account;

●	US Bank National Association;

o     Account Name: Northland Cable Properties Eight Limited Partnership – Operating Account.

3)	All right title and interest in and to the proceeds of the sale of assets of Northland Cable Properties Eight Limited Partnership, including from the following transaction;

●	Sale of Assets to Northland Cable Television, Inc., pursuant to that certain Asset Purchase Agreement, dated December 28, 2015 (the “APA”).

4)     All of the following:

●	deposits held by third parties;

●	books and records;

●	All furniture and equipment;

●	all rights under or pursuant to all warranties, representations and guarantees made by suppliers, manufacturers and contractors;

●	all claims, rights and causes of action whether matured or unmatured, direct or indirect, known or unknown, absolute or contingent;

●	the intangible personal property;

●	all cash, cash equivalents, bank deposits or similar cash items;

●	any intellectual property rights;

●	any claim, right or interest in or to any refund, rebate, abatement or other recovery for taxes, or any franchise fees, together with any interest due thereon or penalty rebate arising therefrom;

●	all insurance policies or rights to proceeds thereof;

●	all prepaid charges, expenses or rent;

●	all patents, copyrights, trademarks, trade names, service marks, service names, logos and similar proprietary rights;

●	all causes of action, claims, credits, demands or rights of set-off against third parties;

●	all computers, equipment, software, licenses and agreements; and,

●	all claims, causes of action, rights or benefits arising out of the APA.